EXHIBIT 1
                             JOINT FILING AGREEMENT

                     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class B common stock, par value $0.01 per share, of Tremont Advisers, Inc.; and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 20th day of July, 2001. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  July 20, 2001

                                   OPPENHEIMER ACQUISITION CORP.

                                   By: /s/ Jeremy Griffiths
                                       ----------------------------------------
                                   Name: Jeremy Griffiths
                                   Title: Chief Financial Officer and Treasurer



                                   MASSMUTUAL HOLDING TRUST I

                                   By: /s/ Ann F. Lomeli
                                       ----------------------------------------
                                   Name: Ann F. Lomeli
                                   Title: Senior Vice President and Secretary



                                   MASSMUTUAL HOLDING COMPANY

                                   By: /s/ Ann F. Lomeli
                                       ----------------------------------------
                                   Name: Ann F. Lomeli
                                   Title: Senior Vice President and Secretary



                                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                   By: /s/ Ann F. Lomeli
                                       ----------------------------------------
                                   Name: Ann F. Lomeli
                                   Title: Senior Vice President, Secretary and
                                          Deputy General Counsel